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                                                                    EXHIBIT 23.1



                    Consent of Independent Public Accountants




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into the Company's previously filed Registration Statements on Form S-3 No. 33-80522 and Form S-8 No. 33-92398, 33-80262, 33-65520, 33-62112, 33- 65518.



                                                            Arthur Andersen LLP


Dallas, Texas
May 12, 1999